Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 29, 2025 (the “Amendment”) is entered into among TURTLE BEACH CORPORATION, a Nevada corporation (“Parent”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”), TBC HOLDING COMPANY LLC, a Delaware limited liability company (“TBC Holding”), PERFORMANCE DESIGNED PRODUCTS LLC, a California limited liability company (“Performance Designed”; and together with Parent, Voyetra, and TBC Holding, each individually a “U.S. Borrower,” and collectively, jointly and severally, the “U.S. Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (the “U.K. Borrower”; and together with the U.S. Borrowers, each individually a “Borrower,” and collectively, jointly and severally, the “Borrowers”), VTB HOLDINGS, INC., a Delaware corporation (“VTB”), TIDE ACQUISITION SUB II, LLC, a Delaware limited liability company (“Tide”), the other Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), and BANK OF AMERICA, N.A., as the Administrative Agent, the Swingline Lender and the L/C Issuer (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 1, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Required Lenders party hereto have agreed to grant such requests of the Borrowers;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended hereby).

2. Amendment to Section 1.01. Pursuant to Section 11.01 of the Credit Agreement and subject to the terms and conditions hereof, the Administrative Agent and Required Lenders agree to amend Section 1.01 of the Credit Agreement, by amending and restating the definition of “Consolidated Fixed Charge Coverage Ratio” in its entirety to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA, less (ii) the aggregate amount of all unfinanced Capital Expenditures during such Measurement Period, less (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash, in each case, of or by the Borrowers and their Subsidiaries for the most recently completed Measurement Period to (b) the sum of (i) Consolidated Interest Charges to the extent paid in cash during such Measurement Period, (ii) the aggregate principal amount of all redemptions or similar acquisitions for value of outstanding debt for borrowed money or regularly scheduled principal payments (without giving effect to any prepayments thereof), but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 and (iii) the aggregate amount of all Restricted Payments (other than Restricted Payments in an amount not to exceed (w) $9,450,000 for the trailing twelve month period ending September 30, 2025, (x) $7,005,000 for the trailing twelve month period ending December 31, 2025, (y) $10,000,000 for the trailing twelve month period ending March 31, 2026 and (z) $10,000,000 for the trailing twelve month period ending June 30, 2026) paid in cash.

3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions precedent (the date on which all such conditions precedent are satisfied (or waived), the “Amendment Effective Date”):

(a) receipt by the Administrative Agent of counterparts to this Amendment executed by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent;

(b) receipt by the Administrative Agent of counterparts to that certain Amendment Fee Letter (the “Amendment Fee Letter”) executed by the Borrowers, the Guarantors and BofA Securities, Inc.;

(c) no Default has occurred or is continuing or would result after giving effect to the transactions contemplated by this Amendment;

(d) each of the representations and warranties contained in Article V of the Credit Agreement (as amended hereby) and the other Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) as to any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, such representation or warranty shall be true and correct (after giving effect to any qualification therein) in all respects and (3) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(e) the Borrowers shall have paid in full all fees and expenses (including all reasonable fees, expenses and disbursements of counsel to the Administrative Agent, directly to such counsel if requested by the Administrative Agent) due and payable to the Administrative Agent or its affiliates and the consenting Lenders (including all fees due and payable under the Amendment Fee Letter and any other fees payable to the Administrative Agent for the account of itself); and

(f) receipt by the Administrative Agent and the Lenders of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, that has been requested not less than five (5) Business Days prior to the Amendment Effective Date.

Without limiting the generality of the provisions of Section 9.03(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

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4. Effect of the Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in this Amendment to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5. No Novation. Neither this Amendment nor the effectiveness hereof shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby.

6. Representations and Warranties of the Loan Parties. By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a) Each such Loan Party has the right, power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and

(b) This Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7. Reaffirmations. As of the Amendment Effective Date, each Loan Party:

(a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and its obligations thereunder are hereby ratified and confirmed;

(b) affirms that each of the guarantees made pursuant to the Loan Documents (including, without limitation, the Guaranty and the Foreign Security Agreements listed on Schedule A attached hereto) are valid and subsisting and continue in full force and effect upon the Amendment Effective Date to secure the Obligations and Secured Obligations (as defined in each applicable Loan Document), as applicable, and agrees that this Amendment and all documents executed in connection therewith do not operate to reduce or discharge its obligations under the Loan Documents and shall in no manner otherwise impair or otherwise adversely affect any of the guarantees made in or pursuant to the Loan Documents to which it is party;

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(c) affirms that each of the Liens and pledges granted in or pursuant to the Loan Documents (including, without limitation, the Foreign Security Agreements listed on Schedule A attached hereto and the other Collateral Documents) to which it is party are valid and subsisting and continue in full force and effect upon the Amendment Effective Date to secure the Obligations and Secured Obligations (as defined in each applicable Loan Document), as applicable, and agrees that this Amendment and all documents executed in connection therewith do not operate to reduce or discharge its obligations under the Loan Documents and shall in no manner otherwise impair or otherwise adversely affect any of the Liens and pledges granted in or pursuant to the Loan Documents to which it is party; and

(d) agrees to, and agrees to cause each of its respective Subsidiaries to, execute any and all further documents, amendments, agreements and instruments, and to take all such further actions as the Administrative Agent may reasonably request, to effectuate the transactions contemplated by the Credit Agreement, or the other Loan Documents (including, without limitation, the Foreign Security Agreements and the other Collateral Documents) to which it is party and to preserve each of the guarantees made pursuant to the Loan Documents and grant, preserve, protect or perfect the Liens and security interests created by the Collateral Documents or the validity or priority of such Lien.

8. Miscellaneous

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e) Entirety. This Amendment and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

U.S. BORROWERS:	TURTLE BEACH CORPORATION, A Nevada Corporation, as a U.S. Borrower and Borrower Representative

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer

VOYETRA TURTLE BEACH, INC., a Delaware Corporation, as a U.S. Borrower

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer

TBC HOLDING COMPANY LLC, a Delaware Limited Liability Company, as a U.S. Borrower

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer

PERFORMANCE DESIGNED PRODUCTS LLC, a California Limited Liability Company, as a U.S. Borrower

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer

Signature Page to

First Amendment to Credit Agreement

UK BORROWER:	TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186, as the U.K. Borrower

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Director

Signature Page to

First Amendment to Credit Agreement

GUARANTORS:	VTB HOLDINGS, INC., a Delaware corporation, as a U.S. Guarantor

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer

TIDE ACQUISITION SUB II, LLC, a Delaware limited liability company, as a U.S. Guarantor

	By:	/s/ Mark Weinswig
	Name:	Mark Weinswig
	Title:	Chief Financial Officer

Signature Page to

First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Devarshi Ojha
	Name:	Devarshi Ojha
	Title:	AVP

Signature Page to

First Amendment to Credit Agreement

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Chris Vancisin
	Name:	Chris Vancisin
	Title:	Senior Vice President

Signature Page to

First Amendment to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Emily Brayfield
Name:	Emily Brayfield
Title:	Senior Vice President

Signature Page to

First Amendment to Credit Agreement

AXOS BANK, as a Lender

By:	/s/ Kristian Ilkov
Name:	Kristian Ilkov
Title:	EVP, Head of Middle Market/Mid Corp Banking

Signature Page to

First Amendment to Credit Agreement

FLAGSTAR BANK, N.A. as a Lender

By:	/s/ Mark Adelman
Name:	Mark Adelman
Title:	Senior Vice President

Signature Page to

First Amendment to Credit Agreement

CITY NATIONAL BANK, as a Lender

By:	/s/ Maggie Leone
Name:	Maggie Leone
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Nicole Jackson-Shaw
Name:	Nicole Jackson-Shaw
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Chris Sandoval
Name:	Chris Sandoval
Title:	1st VP

Signature Page to

First Amendment to Credit Agreement

COLUMBIA BANK, as a Lender

By:	/s/ Jessica Manning
Name:	Jessica Manning
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

SCHEDULE A

FOREIGN SECURITY AGREEMENTS AS OF THE AMENDMENT EFFECTIVE DATE

1.	Debenture dated as of August 1, 2025 between Turtle Beach Europe Limited and Bank of America, N.A., as Administrative Agent.

2.	Mortgage over Shares dated as of August 1, 2025 between Voyetra Turtle Beach, Inc. and Bank of America, N.A., as Administrative Agent.

3.	Deed of Pledge over Assets dated as of August 1, 2025 between Turtle Beach Europe Limited and Bank of America, N.A., as Administrative Agent.

Schedule A